Exhibit 99.1

DATE: November 10, 2006

From:
Safety Products Holdings, Inc. and Norcross Safety Products L.L.C.
2001 Spring Road
Suite 425
Oak Brook, IL  60523

Contact:
David F. Myers, Jr.
(630) 572-5715

FOR IMMEDIATE RELEASE

SAFETY PRODUCTS HOLDINGS, INC. AND NORCROSS SAFETY PRODUCTS L.L.C.
ANNOUNCE THIRD QUARTER 2006 RESULTS

OAK BROOK, IL November 10, 2006 — Safety Products Holdings, Inc. (“Holdings”) and Norcross Safety Products L.L.C. (“NSP” and collectively with Holdings, the “Company”), today announced results for the third quarter ended September 30, 2006.  The following discussion presents results for both NSP and the Company where the results between the two differ.

For the third quarter 2006, net sales of the Company were $141.9 million compared to $118.6 million in the third quarter 2005. Income (loss) from operations was $13.8 million and $(8.2) million for NSP and $13.6 million and $(11.1) million for the Company for the three months ended September 30, 2006 and October 1, 2005, respectively.  Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) increased to $21.1 million from $16.9 million in the third quarter of 2005 for NSP, and increased to $20.9 million from $16.9 million in the third quarter of 2005 for the Company, which represented an increase of 24.8% and 23.9%, respectively.

The Company’s net sales increase of $23.3 million, or 19.6%, was attributable to increased net sales in each of our three operating segments. In our general safety and preparedness segment, the net sales increase of $17.1 million, or 21.0%, reflects a combination of incremental net sales resulting from the acquisition of The Fibre-Metal Products Company (“Fibre-Metal”), overall organic growth in our domestic and international operations and  favorable exchange rates. In our fire service segment, net sales increased $0.5 million, or 2.0%, as incremental net sales resulting from the acquisition of American Firewear, Inc. (“American Firewear”) were partially offset by postponed customer orders due in part to the combined impact of government grant holdups and a delay in the issuance of the new NFPA standard. In our electrical safety segment, net sales increased $5.7 million, or 36.5%, primarily driven by strong overall market demand, new product penetration and incremental net sales resulting from the acquisition of The White Rubber Corporation (“White Rubber”).

The Company’s gross profit increased by $13.0 million, or 34.5%, in the third quarter of 2006, primarily due to the increase in net sales.  Excluding the impact of $3.0 million of lower purchase accounting adjustments, gross profit increased $10.0 million, or 24.6%.  Excluding these same adjustments, the Company’s gross profit margin of 36.0% in the third quarter of 2006 compared favorably to the 34.6% gross profit margin in the prior-year quarter.

In the third quarter 2006, income from operations increased $22.0 million for NSP and $24.7 million for the Company.  Key variances for the Company and NSP for the third quarter 2006 relative to the third quarter 2005 include: (1) lower inventory purchase accounting adjustments of $3.0 million, (2) lower amortization expense related to purchase accounting of $1.7 million and (3) lower management incentive compensation of $13.3 million and $16.1 million, respectively.  Excluding these charges from both periods, income from operations increased $4.0 million, or 29.9% for NSP and $3.9 million, or 28.7% for the Company.  In our general safety and preparedness segment (after adjusting for lower charges related to purchase accounting of

$2.8 million), income from operations increased by $4.0 million, or 50.2%, primarily due to higher net sales volume and favorable margin realization. In our fire service segment (after adjusting for lower charges related to purchase accounting of $1.8 million), income from operations decreased by $1.2 million, or 31.6%, primarily due to lower margin realization. In our electrical safety segment (after adjusting for lower charges related to purchase accounting of $0.1 million), income from operations increased by $1.4 million, or 40.4%, primarily due to higher net sales. Excluding the impact of the management incentive compensation expense, our corporate expenses increased by $0.2 million for NSP and $0.3 million for the Company, primarily due to higher payroll and administrative expenses during the three months ended September 30, 2006.

For the first nine months of 2006, net sales of the Company were $420.0 million compared to $356.7 million in the first nine months of 2005. Income from operations was $46.2 million and $23.4 million for NSP and $46.0 million and $20.4 million for the Company for the nine months ended September 30, 2006 and October 1, 2005, respectively.  Adjusted EBITDA increased to $67.8 million from $53.2 million for the first nine months of 2005 for NSP, and increased to $67.5 million from $52.9 million for the first nine months of 2005 for the Company, which represented an increase of 27.3% and 27.5%, respectively.

The Company’s net sales increase of $63.3 million, or 17.8%, was attributable to increased net sales in each of our three operating segments. In our general safety and preparedness segment, the net sales increase of $47.6 million, or 19.4%, reflects a combination of incremental Fibre-Metal net sales, overall organic growth in our domestic and international operations and favorable exchange rates. In our fire service segment, net sales increased $1.6 million, or 2.4%, as incremental American Firewear net sales were partially offset by postponed customer orders due in part to the combined impact of government grant holdups and a delay in the issuance of the new NFPA standard.  In our electrical safety segment, net sales increased $14.1 million, or 31.4%, primarily driven by strong overall market demand, new product penetration and incremental White Rubber net sales.

The Company’s gross profit increased by $30.6 million, or 24.2%, primarily due to the increase in net sales.  Excluding the impact of $2.2 million of lower inventory purchase accounting adjustments, gross profit increased by $28.4 million, or 21.9%.  Excluding these same adjustments, the Company’s gross profit margin of 37.7% for the first nine months of 2006 compared favorably to the 36.5% gross profit margin in the prior-year period.

In the first nine months of 2006, income from operations increased by $22.8 million, or 97.6% for NSP and $25.6 million, or 126.5% for the Company. Key variances for the Company and NSP for the first nine months of 2006 relative to the first nine months of 2005 include: (1) lower inventory purchase accounting charges of $2.2 million; (2) higher amortization expense of $3.5 million related to purchase accounting; and (3) lower management incentive compensation charges of $12.3 million, and $15.1 million for NSP and the Company, respectively.  Excluding these charges from both periods, income from operations increased by $11.8 million, or 26.3% for NSP and $11.8 million, or 26.5% for the Company. In our general safety and preparedness segment (after adjusting for incremental charges related to purchase accounting of $0.5 million), income from operations increased by $11.8 million, or 44.9%, primarily due to higher net sales volume and favorable margin realization. In our fire service segment (after adjusting for incremental charges related to purchase accounting of $0.2 million), income from operations decreased by $2.6 million, or 22.0%, as higher net sales were offset by lower margin realization and higher general and administrative expenses.  In our electrical safety segment (after adjusting for incremental charges related to purchase accounting of $0.6 million), income from operations increased by $3.4 million, or 30.5%, primarily due to higher net sales. Excluding the impact of the management incentive compensation expense, our corporate expenses increased $0.8 million for NSP and the Company, primarily due to higher payroll and administrative expenses during the nine months ended September 30, 2006.

In September 2006, the Company completed the acquisition of all of the issued and outstanding capital stock of The New England Overshoe Company, Inc. (“NEOS”).  The purchase price of $4.4 million (including acquisition costs of $0.1 million and net of cash acquired) was financed through cash on the balance sheet and the issuance of a $0.8 million subordinated seller note.

As of September 30, 2006, NSP and the Company had working capital of $145.2 million and $153.2 million and cash of $11.9 million and $12.5 million, respectively. The Company’s capital expenditures were $7.7 million in the first nine months of 2006 and $5.7 million in the first nine months of 2005.

The following table reconciles net (loss) income to EBITDA and Adjusted EBITDA for NSP:

	Three Months Ended (1)		Nine Months Ended (1)
	Combined (2)	Successor	Combined (2)	Successor
	October 1, 2005	September 30, 2006	October 1, 2005	September 30, 2006

Net (loss) income	$(13,160)	$4,226	$3,033	$17,483
Add:
Interest expense, net	5,273	6,907	16,139	19,655
Income tax (benefit) expense	(80)	2,668	3,587	9,635
Depreciation and amortization	8,061	6,585	13,665	18,548
EBITDA (3)	94	20,386	36,414	65,321
Add:
Management incentive compensation	13,554	265	13,554	1,345
Inventory purchase accounting adjustment	3,257	318	3,257	1,062
Loss on the sale of property, plant and equipment	—	121	—	54
Adjusted EBITDA (3)	$16,905	$21,090	$53,225	$67,782

The following table reconciles net (loss) income to EBITDA and Adjusted EBITDA for the Company:

	Three Months Ended (1)		Nine Months Ended (1)
	Combined (2)	Successor	Combined (2)	Successor
	October 1, 2005	September 30, 2006	October 1, 2005	September 30, 2006

Net (loss) income	$(25,392)	$889	$(19,486)	$8,045
Add:
Interest expense, net	9,954	11,946	30,782	34,266
Income tax (benefit) expense	(54)	759	3,703	4,184
Depreciation and amortization	8,061	6,585	13,665	18,548
EBITDA (3)	(7,431)	20,179	28,654	65,043
Add:
Management incentive compensation	16,388	265	16,388	1,345
Inventory purchase accounting adjustment	3,257	318	3,257	1,062
Seller transaction expenses	4,646	—	4,646	—
Loss on the sale of property, plant and equipment	—	121	—	54
Adjusted EBITDA (3)	$16,860	$20,883	$52,945	$67,504

(1)             The information for the three and nine months ended September 30, 2006 and the three and nine months ended October 1, 2005 has been derived from the unaudited statements of operations.

(2)             The 2005 information is presented on a combined basis for comparative purposes.  For the three months ended October 1, 2005, the predecessor (July 3, 2005 through July 19, 2005) and the successor (July 20, 2005 through October 1, 2005) results of operations are combined.  For the nine months ended October 1, 2005, the predecessor (January 1, 2005 through July 19, 2005) and the successor (July 20, 2005 through October 1, 2005) results of operations are combined.

(3)             EBITDA and Adjusted EBITDA do not represent and should not be considered as an alternative to net income or cash flow from operations, as determined by accounting principles generally accepted in the United States (GAAP), and NSP’s and the Company’s calculations thereof may not be comparable to that reported by other companies. EBITDA and Adjusted EBITDA are calculated above as it is a basis upon which NSP and the Company assess their performance and liquidity position and because we believe that they present useful information to investors regarding a company’s ability to service and/or incur indebtedness. This belief is based on NSP’s and the Company’s negotiations with its lenders who have indicated that the amount of indebtedness it will be permitted to incur will be based, in part, on measures similar to their EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA do not take into account NSP’s and the Company’s working capital requirements, debt service requirements and other commitments and, accordingly, are not necessarily indicative of amounts that may be available for discretionary use.

We are a leading designer, manufacturer and marketer of branded products in the fragmented personal protection equipment industry. We manufacture and market a full line of personal protection equipment for workers in the general safety and preparedness, fire service and electrical safety industries. We sell our products under trusted, long-standing and well-recognized brand names, including North, KCL, Fibre-Metal, NEOS, Morning Pride, Ranger, Servus, Pro-Warrington, American Firewear, Salisbury and Safety Line. Our broad product offering includes, among other things, respiratory protection, protective footwear, hand protection, bunker gear and linemen equipment.

We have scheduled a conference call to discuss our financial results on Tuesday, November 14th at 10:00 a.m. EST.  The call in number is (800) 633-8684.  A recording of the conference call will be available for 72 hours after the completion of the call.  The recording can be accessed by dialing (800) 633-8284 and entering reservation number 21309459.

This press release contains forward-looking information. These statements reflect management’s expectations, estimates, and assumptions based on information available at the time of the statement. Forward-looking statements include, but are not limited to, statements regarding future events, plans, goals, objectives, and expectations. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘intent,’’ ‘‘likely,’’ ‘‘will,’’ ‘‘should,’’ and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. Important factors that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements include, but are not limited to: (i) our high degree of leverage and significant debt service obligations; (ii) the impact of current and future laws and governmental regulations affecting us or our product offerings; (iii) the impact of governmental spending; (iv) our ability to retain existing customers, maintain key supplier status with those customers with which we have achieved such status, and obtain new customers; (v) the highly competitive nature of the personal protection equipment industry; (vi) any future changes in management; (vii) acceptance by consumers of new products we develop or acquire; (viii) the importance and costs of product innovation; (ix) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange and restrictions on the efficient repatriation of earnings; (x) the unpredictability of patent protection and other intellectual property issues; (xi) cancellation of current orders; (xii) the outcome of pending product liability claims and the availability of indemnification for those claims; (xiii) general risks associated with the personal protection equipment industry; and (xiv) the successful integration of acquired companies on economically acceptable terms. We undertake no obligation to publicly update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, or changes to future results over time.

Norcross Safety Products L.L.C.
Consolidated Statements of Operations
(Amounts in Thousands) (Unaudited)

	Predecessor(1)	Successor(1)	Combined(2)	Successor(1)
	July 3, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005	Three Months ended October 1, 2005	Three Months ended September 30, 2006

Net sales	$33,624	$84,989	$118,613	$141,878
Cost of goods sold	22,586	58,271	80,857	91,084
Gross profit	11,038	26,718	37,756	50,794
Operating expenses:
Selling	3,156	7,664	10,820	12,824
Distribution	2,014	4,427	6,441	8,289
General and administrative, excludes amortization of intangibles and includes $13,554 of management incentive compensation for the period from July 3, 2005 through July 19, 2005 and the combined three months ended October 1, 2005 and $265 of management incentive compensation charges for the three months ended September 30, 2006	16,057	7,814	23,871	12,818
Amortization of intangibles	46	4,732	4,778	3,073
Total operating expenses	21,273	24,637	45,910	37,004
(Loss) income from operations	(10,235)	2,081	(8,154)	13,790
Other expense (income):
Interest expense	1,845	3,516	5,361	7,012
Interest income	(49)	(39)	(88)	(105)
Other, net	(77)	(110)	(187)	(19)
(Loss) income before income taxes and minority interest	(11,954)	(1,286)	(13,240)	6,902
Income tax (benefit) expense	(148)	68	(80)	2,668
Minority interest	2	(2)	—	8
Net (loss) income	$(11,808)	$(1,352)	$(13,160)	$4,226

(1)          On July 19, 2005, all the outstanding units of NSP were acquired by Holdings, with the result that NSP became a wholly-owned subsidiary of Holdings.  NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)          Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from July 3, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined three months ended October 1, 2005.

Norcross Safety Products L.L.C.
Consolidated Statements of Operations
(Amounts in Thousands) (Unaudited)

	Predecessor(1)	Successor(1)	Combined(2)	Successor(1)
	January 1, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005	Nine Months ended October 1, 2005	Nine Months ended September 30, 2006

Net sales	$271,694	$84,989	$356,683	$420,000
Cost of goods sold	171,645	58,271	229,916	262,563
Gross profit	100,049	26,718	126,767	157,437
Operating expenses:
Selling	25,512	7,664	33,176	38,938
Distribution	14,634	4,427	19,061	24,276
General and administrative, excludes amortization of intangibles and includes $13,554 of management incentive compensation for the period from January 1, 2005 through July 19, 2005 and the combined nine months ended October 1, 2005 and $1,345 of management incentive compensation for the period ended September 30, 2006	38,250	7,814	46,064	39,446
Amortization of intangibles	329	4,732	5,061	8,540
Total operating expenses	78,725	24,637	103,362	111,200
Income from operations	21,324	2,081	23,405	46,237
Other expense (income):
Interest expense	13,126	3,516	16,642	20,090
Interest income	(464)	(39)	(503)	(435)
Other, net	745	(110)	635	(559)
Income (loss) before income taxes and minority interest	7,917	(1,286)	6,631	27,141
Income tax expense	3,519	68	3,587	9,635
Minority interest	13	(2)	11	23
Net (loss) income	$4,385	$(1,352)	$3,033	$17,483

(1)          On July 19, 2005, all the outstanding units of NSP were acquired by Holdings, with the result that NSP became a wholly-owned subsidiary of Holdings.  NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)          Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from January 1, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined nine months ended October 1, 2005.

Norcross Safety Products L.L.C.
Consolidated Balance Sheets
(Amounts in Thousands) (Unaudited)

	Successor
	December 31, 2005 (1)	September 30, 2006
Assets
Current assets:
Cash and cash equivalents	$20,683	$11,924
Accounts receivable, less allowance of $2,317 and $2,364 in 2005 and 2006, respectively	68,286	81,533
Inventories	93,462	113,668
Deferred income taxes	3,230	3,230
Prepaid expenses and other current assets	3,135	3,041
Total current assets	188,796	213,396
Property, plant and equipment, net	67,315	69,443
Deferred financing costs, net	7,513	6,721
Goodwill	136,487	151,000
Other intangible assets, net	276,842	288,218
Other noncurrent assets	5,109	5,311
Total assets	$682,062	$734,089

Liabilities and member’s equity
Current liabilities:
Accounts payable	$21,229	$25,617
Accrued expenses	34,683	39,179
Current maturities of long-term obligations	2,735	3,432
Total current liabilities	58,647	68,228
Pension, post-retirement and deferred compensation	32,340	30,900
Long-term obligations	309,664	325,548
Other noncurrent liabilities	5,376	7,150
Deferred income taxes	52,496	54,430
Minority interest	176	199
	400,052	418,227

Member’s equity:
Contributed capital	221,068	222,563
Retained earnings	308	17,033
Accumulated other comprehensive income	1,987	8,038
Total member’s equity	223,363	247,634
Total liabilities and member’s equity	$682,062	$734,089

(1)             Information was obtained from audited financial statements.

Norcross Safety Products L.L.C.
Consolidated Statements of Cash Flows
(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	January 1, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005	January 1, 2006 through September 30, 2006
Operating activities
Net income (loss)	$4,385	$(1,352)	$17,483
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	6,177	2,417	10,008
Amortization of intangibles	329	4,732	8,540
Amortization of deferred financing costs	1,020	223	993
Amortization of original issue discount (premium)	58	(193)	(770)
Loss on sale of property, plant and equipment	—	—	54
Deferred income taxes	(86)	(651)	(205)
Minority interest	13	(2)	23
Non-cash management incentive compensation	—	—	1,345
Changes in operating assets and liabilities:
Accounts receivable	(2,607)	(10,145)	(10,433)
Inventories	(1,515)	3,024	(16,055)
Prepaid expenses and other current assets	467	414	436
Other noncurrent assets	(477)	115	(265)
Accounts payable	(492)	3,288	2,409
Accrued expenses	14,177	(2,127)	2,741
Pension, postretirement, and deferred compensation	(1,210)	135	(1,466)
Other noncurrent liabilities	(30)	(3)	(225)
Other	22	4	—
Net cash provided by (used in) operating activities	20,231	(121)	14,613

Investing activities
Purchase of businesses, net of cash acquired	(653)	(204,707)	(30,952)
Purchases of property, plant, and equipment	(4,250)	(1,471)	(7,681)
Proceeds from sale of property, plant and equipment	—	—	113
Net cash used in investing activities	(4,903)	(206,178)	(38,520)

Financing activities
Payments of deferred financing costs	—	(6,773)	(201)
Proceeds from borrowings	—	88,000	15,000
Payments of debt	(13,623)	(293)	(1,399)
Net borrowings under revolving credit facility	—	—	2,000
Due from NSP Holdings L.L.C.	(558)	—	—
Proceeds from capital contributions	—	121,114	150
Dividends to NSP Holdings L.L.C.	(9)	—	—
Dividends to Safety Products Holdings, Inc.	—	(335)	(758)
Net cash (used in) provided by financing activities	(14,190)	201,713	14,792
Effect of exchange rate changes on cash	(2,725)	1,547	356
Net decrease in cash and cash equivalents	(1,587)	(3,039)	(8,759)
Cash and cash equivalents at beginning of period	35,731	7,144	20,683
Cash and cash equivalents at end of period	$34,144	$4,105	$11,924

(1)          On July 19, 2005, all the outstanding units of NSP were acquired by Holdings, with the result that NSP became a wholly-owned subsidiary of Holdings.  NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

Safety Products Holdings, Inc.
Consolidated Statements of Operations
(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)	Combined (2)	Successor (1)
	July 3, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005	Three Months ended October 1, 2005	Three Months ended September 30, 2006
Net sales	$33,624	$84,989	$118,613	$141,878
Cost of goods sold	22,586	58,271	80,857	91,084
Gross profit	11,038	26,718	37,756	50,794
Operating expenses:
Selling	3,156	7,664	10,820	12,824
Distribution	2,014	4,427	6,441	8,289
General and administrative, excludes amortization of intangibles and includes $16,388 of management incentive compensation for the period from July 3, 2005 through July 19, 2005 and the combined three months ended October 1, 2005 and $265 of management incentive compensation for the three months ended September 30, 2006	18,916	7,834	26,750	13,025
Amortization of intangibles	46	4,732	4,778	3,073
Total operating expenses	24,132	24,657	48,789	37,211
(Loss) income from operations	(13,094)	2,061	(11,033)	13,583
Other expense (income):
Interest expense	2,927	7,151	10,078	12,051
Interest income	(85)	(39)	(124)	(105)
Seller transaction expenses	4,646	—	4,646	—
Other, net	(77)	(110)	(187)	(19)
(Loss) income before income taxes and minority interest	(20,505)	(4,941)	(25,446)	1,656
Income tax (benefit) expense	(138)	84	(54)	759
Minority interest	2	(2)	—	8
Net (loss) income	$(20,369)	$(5,023)	$(25,392)	$889

(1)          On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings L.L.C. (“NSP Holdings”), with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and NSP Holdings Capital Corp. (“Capital”) under their outstanding $100 million 11¾% Senior Pay in Kind Notes due 2012 and the indenture governing such notes.  NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the transaction, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)          Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and the resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from July 3, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined three months ended October 1, 2005.

Safety Products Holdings, Inc.
Consolidated Statements of Operations
(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)	Combined (2)	Successor (1)
	January 1, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005	Nine Months ended October 1, 2005	Nine Months ended September 30, 2006
Net sales	$271,694	$84,989	$356,683	$420,000
Cost of goods sold	171,645	58,271	229,916	262,563
Gross profit	100,049	26,718	126,767	157,437
Operating expenses:
Selling	25,512	7,664	33,176	38,938
Distribution	14,634	4,427	19,061	24,276
General and administrative, excludes amortization of intangibles and includes $16,388 of management incentive compensation for the period from January 1, 2005 through July 19, 2005 and the combined nine months ended October 1, 2005 and $1,345 of management incentive compensation for the nine months ended September 30, 2006	41,344	7,834	49,178	39,724
Amortization of intangibles	329	4,732	5,061	8,540
Total operating expenses	81,819	24,657	106,476	111,478
Income from operations	18,230	2,061	20,291	45,959
Other expense (income):
Interest expense	24,584	7,151	31,735	34,701
Interest income	(914)	(39)	(953)	(435)
Seller transaction expenses	4,646	—	4,646	—
Other, net	745	(110)	635	(559)
(Loss) income before income taxes and minority interest	(10,831)	(4,941)	(15,772)	12,252
Income tax expense	3,619	84	3,703	4,184
Minority interest	13	(2)	11	23
Net (loss) income	$(14,463)	$(5,023)	(19,486)	$8,045

(1)          On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings, with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and Capital under their outstanding $100 million 11¾% Senior Pay in Kind Notes due 2012 and the indenture governing such notes.  NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the transaction, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)          Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and the resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from January 1, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined nine months ended October 1, 2005.

Safety Products Holdings, Inc.
Consolidated Balance Sheets
(Amounts in Thousands) (Unaudited)

	Successor
	December 31, 2005 (1)	September 30, 2006
Assets
Current assets:
Cash and cash equivalents	$20,819	$12,474
Accounts receivable, less allowance of $2,317 and $2,364 in 2005 and 2006, respectively	68,286	81,533
Inventories	93,462	113,668
Deferred income taxes	3,230	3,230
Prepaid expenses and other current assets	3,206	3,140
Total current assets	189,003	214,045
Property, plant and equipment, net	67,315	69,443
Deferred financing costs, net	19,669	17,357
Goodwill	135,718	150,231
Other intangible assets, net	276,842	288,218
Other noncurrent assets	5,109	5,311
Total assets	$693,656	$744,605

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$21,229	$25,617
Accrued expenses	34,137	32,771
Current maturities of long-term obligations	1,846	2,453
Total current liabilities	57,212	60,841
Pension, post-retirement and deferred compensation	32,340	30,900
Long-term obligations	441,393	470,459
Other noncurrent liabilities	5,376	7,150
Deferred income taxes	50,268	52,161
Minority interest	176	199
	529,553	560,869

Shareholders’ equity:
Common shares	110	110
Contributed capital	109,560	111,468
(Accumulated deficit) retained earnings	(4,766)	3,279
Accumulated other comprehensive income	1,987	8,038
Total shareholders’ equity	106,891	122,895
Total liabilities and shareholders’ equity	$693,656	$744,605

(1)          Information was obtained from audited financial statements.

Safety Products Holdings, Inc.
Consolidated Statements of Cash Flows
(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	January 1, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005	January 1, 2006 through September 30, 2006
Operating activities
Net (loss) income	$(14,463)	$(5,023)	$8,045
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	6,177	2,417	10,008
Amortization of intangibles	329	4,732	8,540
Amortization of deferred financing costs	1,311	623	2,513
Amortization of original issue discount (premium)	58	(32)	(109)
Loss on sale of property, plant and equipment	—	—	54
Deferred income taxes	(86)	(651)	(246)
Minority interest	13	(2)	23
Non-cash interest	11,167	3,075	12,431
Non-cash management incentive compensation	—	—	1,345
Changes in operating assets and liabilities:
Accounts receivable	(2,607)	(10,145)	(10,433)
Inventories	(1,515)	3,024	(16,055)
Prepaid expenses and other current assets	467	312	408
Other noncurrent assets	(477)	115	(265)
Accounts payable	(492)	3,288	2,409
Accrued expenses	20,902	(1,329)	(3,119)
Pension, postretirement, and deferred compensation	(1,210)	135	(1,466)
Other noncurrent liabilities	(30)	(3)	(225)
Other	20	4	(2)
Net cash provided by operating activities	19,564	540	13,856

Investing activities
Purchase of businesses, net of cash acquired	(653)	(204,707)	(30,952)
Purchases of property, plant, and equipment	(4,250)	(1,471)	(7,681)
Proceeds from sale of property, plant and equipment	—	—	113
Net cash used in investing activities	(4,903)	(206,178)	(38,520)

Financing activities
Payments of deferred financing costs	(3,246)	(19,835)	(201)
Proceeds from borrowings	100,000	111,646	15,000
Payments of debt	(13,623)	(293)	(1,399)
Net borrowings under revolving credit facility	—	—	2,000
Proceeds from the issuance of shares	—	109,670	563
Distributions on preferred units	(60,000)	—	—
Distributions on common units	(2,509)	—	—
Net cash provided by financing activities	20,622	201,188	15,963
Effect of exchange rate changes on cash	(2,725)	1,547	356
Net increase (decrease) in cash and cash equivalents	32,558	(2,903)	(8,345)
Cash and cash equivalents at beginning of period	35,731	7,144	20,819
Cash and cash equivalents at end of period	$68,289	$4,241	$12,474

(1)        On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings, with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and Capital under their outstanding $100 million 11 3/4% Senior Pay in Kind Notes due 2012 and the indenture governing such notes.  NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.